Exhibit 10.23

THIRD AMENDMENT
TO THE
SUPPLEMENTAL EXECUTIVE RETIREMENT BENEFITS AGREEMENT

THIS THIRD AMENDMENT is entered into this 21st  day of  March, 2011, effective as of January 1, 2011, by and between Georgia Bank & Trust Company of Augusta, a Georgia bank (the “Bank”), and DARRELL R. RAINS (the “Executive”).

The Bank and the Executive executed the Supplemental Executive Retirement Benefits Agreement on December 19, 2008, effective as of January 1, 2009 (the “Agreement”), and executed the First Amendment on March 30, 2009 and the Second Amendment on February 11, 2010 in which Exhibit A was restated.  The undersigned desire to amend the Agreement for the purpose of increasing the amount of the benefits in the Agreement.

NOW, THEREFORE, the parties do hereby agree, effective as of January 1, 2011, to amend the Agreement by deleting Exhibit A to the Agreement in its entirety and substituting therefor a restated Exhibit A containing the increased benefits attached to this THIRD AMENDMENT on page 2 hereof.

Except as specifically amended hereby, the Agreement shall remain in full force and effect as prior to this THIRD AMENDMENT.

IN WITNESS OF THE ABOVE, the Bank and the Executive have executed this THIRD AMENDMENT on the date first set forth above.

Executive:	Georgia Bank & Trust Company of Augusta

/s/ Darrell R. Rains	By	/s/ Ronald Thigpen
DARRELL R. RAINS

Title	EVP/COO

Exhibit A
THIRD AMENDMENT
DARRELL R. RAINS

“Full Benefit Date” = July 13, 2021 (age 65)

“Full Benefit” = $102,000

“Payment Commencement Date” – The later of the first business day of the month following the month in which Executive attains age sixty-five (65) (July 13, 2021) or the first business day of the month following the month in which Executive experiences a Separation from Service.

“Limited Benefit” – Determined by reference to the following table (See Note 1):

Year	Limited Benefit
January 1, 2009 to December 31, 2009	$7,200
January 1, 2010 to December 31, 2010	$10,600
January 1, 2011 to December 31, 2011	$16,182
January 1, 2012 to December 31, 2012	$24,764
January 1, 2013 to December 31, 2013	$33,345
January 1, 2014 to December 31, 2014	$41,927
January 1, 2015 to December 31, 2015	$50,509
January 1, 2016 to December 31, 2016	$59,091
January 1, 2017 to December 31, 2017	$67,673
January 1, 2018 to December 31, 2018	$76,255
January 1, 2019 to December 31, 2019	$84,836
January 1, 2020 to September 30, 2020	$92,123
October 1, 2020 to December 31, 2020	$95,818
January 1, 2021 and thereafter	$102,000

Note 1:  In the event of Executive’s voluntary termination prior to attaining age fifty-five (55), this Limited Benefit is forfeited per Section 2(b) of this Agreement.

The undersigned DARRELL R. RAINS (the “Executive”) hereby acknowledges that he or she has reviewed this Exhibit A to the Supplemental Executive Retirement Benefits Agreement and that the information set forth in this Exhibit A is true and correct in all material respects.

/s/ Darrell R. Rains	3/21/11
DARRELL R. RAINS	Date this Exhibit A signed

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